UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 30, 2007
(Date of earliest event reported)

21ST CENTURY HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	0-2500111	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 West Oakland Park Blvd., Suite 300
Lauderdale Lakes, FL	33311
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 581-9993

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFT 240.13e-4( c))

Item 3.02       Unregistered Sales of Equity Securities.

On April 30, 2007 21st Century Holding Company (the “Company”) issued 63,114 shares of its common stock in payment of the quarterly principal and interest due on the Company’s 6% senior subordinated notes due September 30, 2007. These shares were issued pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

 After the issuance of common stock referenced herein, as of April 30, 2007, the Company had 8,023,644 shares of its common stock issued and outstanding (which includes the shares issued as interest payment on the Notes. As of April 30, 2007, the Company had issued and outstanding 267,909 Redeemable Warrants which expire on September 30, 2007 (“Z Warrants”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21ST CENTURY HOLDING COMPANY

Date: May 1, 2007	By: /s/ J. Gordon Jennings, III
Name: J. Gordon Jennings III
Title: Chief Financial Officer
(Principal Accounting and Financial Officer)